UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 21, 2011
Date of Report (Date of earliest event reported)

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-164785	27-0801073
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

33 South Commercial Street, Manchester, NH 03101
(Address of principal executive offices)          (Zip Code)

(978) 886-0421
(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 21, 2011, Boston Therapeutics, Inc., a Delaware corporation (the “Company”) conducted the closing of its private placement of securities pursuant to Subscription Agreements, dated as of June 21, 2011, with certain accredited investors named therein (the “Investors”)  pursuant to which the Investors agreed to purchase (i) an aggregate of  2,032,000 shares (the “Shares”) of Common Stock of the Company (“Common Stock”) at a purchase  price of $0.25 per share. The Company received $508,000 in gross proceeds from the sale of securities under the Subscription Agreements.

General Information
The foregoing is not a complete summary of the terms of the  transactions contemplated by the Subscription Agreement and reference is made to the complete text of the Subscription Agreement filed as Exhibit 10.1 to this  Current Report on Form 8-K.

A press release issued by the Company in connection with the closing of the private placement is filed with this report as Exhibit 99.1.

This Current Report on Form 8-K does not constitute an offer of any securities for sale. The securities sold pursuant to the Purchase Agreement have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 3.02. Unregistered Sales of Equity Securities.

On June 21, 2011 Boston Therapeutics, Inc., a Delaware corporation (the “Company”), closed a private placement yielding gross proceeds to the Company of $508,000.  Boston Therapeutics sold 2,032,000 shares of its common stock at a purchase price of $0.25 per share.

The shares described were offered and sold solely to “accredited investors” in reliance on the exemption from registration afforded by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act.  In connection with the sale of these securities, the Company relied on each of the investors' written representations that it was an "accredited investor" as defined in Rule 501(a) of Regulation D.  In addition, neither the Company nor anyone acting on its behalf has offered or sold these securities by any form of general solicitation or general advertising.  At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.  The securities may not be resold or offered in the United States without registration or an exemption from registration.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date: June 21, 2011	By:	/s/ David Platt, Ph.D
David Platt
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Subscription Agreement dated June 21, 2011, among Boston Therapeutics, Inc. and the Investors named therein
99.1	Press Release dated March 21, 2011

3